FOR IMMEDIATE RELEASE	Media Contact:	Laurie Pepitone
Chelsea Newberg
BML Public Relations
973-337-6395

MUSCLE MAKER GRILL EXPANDS MILITARY PRESENCE WITH FIRST GEORGIA LOCATION

The Rapidly Expanding Fast-Casual Restaurant Brand to Bring its Diverse and Health-Focused Menu

to Fort Benning this Fall

HOUSTON, TX (November 2, 2017) – Muscle Maker, Inc, the owner of Muscle Maker Grill®, the rapidly expanding fast-casual restaurant brand, promoting a healthy lifestyle by offering nutritious alternatives to traditional dishes, today announced that Muscle Maker Grill will open its first Georgia restaurant on Fort Benning Army Base this fall. Located at Fort Benning Main Exchange at 9220 Marne Road, Fort Benning, Georgia, the new Muscle Maker Grill will be the brand’s second military base location. Committed to providing healthier fuel for an active lifestyle, the Fort Benning location will be owned and operated by Muscle Maker, Inc.

Founded in 1995, Muscle Maker Grill provides its guests healthier versions of mainstream-favorite dishes that taste great, making it convenient, affordable and enjoyable to eat healthy. Muscle Maker Grill’s diverse menu was created for everyone – fitness enthusiasts, those starting their journey to a healthier lifestyle, and people trying to eat better while on-the-go. Providing “Great Food with Your Health in Mind,” Muscle Maker Grill’s menu features items with grass-fed steak and all-natural chicken, as well as options that satisfy all dietary preferences – the carb-free consumer to guests following gluten-free or vegetarian diets. Muscle Maker Grill does not sacrifice taste to serve healthy options. Now, guests can have delicious, nutritionally balanced food without the regret. More than just food, Muscle Maker Grill restaurants are a friendly, relaxed and social environment where guests can enjoy great-tasting food and engage with fellow health enthusiasts in their area.

“We are happy to announce that we will open a Muscle Maker Grill location in Fort Benning this fall,” said Robert E. Morgan, President and Chief Executive Officer of Muscle Maker, Inc. “People are more health conscious now than ever before therefore we are constantly exploring areas where Muscle Maker Grill can fulfill that void. We take a great amount of time researching potential locations for Muscle Maker Grill, so when the location at Fort Benning became available, we jumped at the opportunity as serving those who live and work on military bases is a natural fit. We believe the Fort Benning community will embrace Muscle Maker Grill and its fresh, healthy menu options in a casual atmosphere and we look forward to providing a healthier dining option to the Fort Benning community and beyond.”

Offering more nutritious food options to members of the military is a main focus of the brand as it looks to expand in new markets. As such, Muscle Maker Grill opened its first military base location on Fort Bliss Army Base in El Paso, Texas in July 2016 and will open Fort Bragg in North Carolina in 2018.

Muscle Maker, Inc (anticipated stock symbol: MMB), the owner of Muscle Maker Grill, recently announced its intention to launch a Regulation A+ initial public offering that allows any qualified investor the opportunity to invest in its health-focused concept. The brand is actively seeking to raise up to $19,999,998 in its Initial Public Offering (IPO) under Regulation A+ of the JOBS Act to support its aggressive domestic and international expansion plan. TriPoint Global Equities, LLC, working with its online division BANQ® (www.banq.co), will act as the lead managing selling agent and sole bookrunner for the offering. Individuals interested in learning more about Muscle Maker, Inc’s Regulation A+ investment opportunity and placing an indication of interest can visit www.MuscleMakerGrill.com/Invest or www.banq.co/listings/mm.

Muscle Maker Grill | Fort Benning Coming Soon Announcement | Page 2

For more information on Muscle Maker Grill and its menu, visit www.musclemakergrill.com. Muscle Maker Grill also can be found on Facebook, where fans can participate in online promotions, engage with other health-conscious individuals and receive updates on new menu items, store openings and tips on how to live a healthy lifestyle, and its Muscle Maker Grill TV YouTube Channel.

About Muscle Maker Grill

Muscle Maker Grill features high-quality, great-tasting food, freshly prepared with guest’s health in mind. Its lean, protein-based menu features chicken, seafood, pasta, wraps, and entrée salads. Muscle Maker Grill also offers a wide selection of fruit smoothies in a variety of assorted flavors, protein shakes and supplements. With offices in New Jersey and Houston, TX, Muscle Maker Grill has more than 50 franchised and corporate restaurants operating in 12 states. For more information on Muscle Maker Grill, including how to become a franchise partner, visit www.musclemakergrill.com.

Forward-Looking Statements

This press release may include ‘‘forward-looking statements.’’ To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as ‘‘should,’’ ‘‘may,’’ ‘‘intends,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘projects,’’ ‘‘forecasts,’’ ‘‘expects,’’ ‘‘plans,’’ and ‘‘proposes.’’ Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in the offering statement that we will file with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Muscle Maker Grill does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer

The offering will be made only by means of an offering circular. An offering statement on Form 1-A, as amended, relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind. Muscle Maker, Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

For additional information on Muscle Maker, Inc., the offering and any other related topics, please review the Form 1-A, as amended, offering circular that can be found at the following location: (https://www.sec.gov/Archives/edgar/data/1701756/000149315217010815/part2-3.htm).

# # #

FOR IMMEDIATE RELEASE	Media Contact:	Laurie Pepitone
Chelsea Newberg
BML Public Relations
973-337-6395

MUSCLE MAKER GRILL OF CORPUS CHRISTI CELEBRATES SECOND ANNIVERSARY WITH DISCOUNT TO GUESTS ON NOVEMBER 4

Rapidly Expanding Fast-Casual Brand to Offer 50 Percent Discount to Thank Guests

Houston, TX (October 27, 2017) – Muscle Maker Grill®, the rapidly expanding fast-casual brand, promoting a healthy lifestyle by offering nutritious alternatives to traditional dishes, today announced that it will celebrate the second anniversary of its Corpus Christi store, located at 7426 South Staples Street, on Saturday, November 4. Committed to providing healthier fuel for an active lifestyle, the health-conscious restaurant concept famous for serving lean, protein-based dishes including fit salads, wraps, sandwiches, power pastas, guiltless entrées, fruit smoothies, protein shakes and more, will offer guests a 50 percent discount on all wraps, salads and entrees between 1:00PM – 3:00PM. Additionally, the restaurant will give away Muscle Maker Grill promotional items and feature bounce houses for hours of family fun.

“We are thrilled to celebrate the second anniversary of our store,” said David Hamilton, the Muscle Maker Grill franchisee in Corpus Christi. “It’s an exciting time at Muscle Maker Grill and we look forward to serving our customers as we embark on our second year. We encourage our loyal customers – and new guests alike – to enjoy a delicious and healthy meal at half-price as we thank them for all their support.”

Founded in 1995, Muscle Maker Grill provides its guests healthier versions of mainstream-favorite dishes that taste great, making it convenient, affordable and enjoyable to eat healthy. Muscle Maker Grill’s diverse menu was created for everyone – fitness enthusiasts, those starting their journey to a healthier lifestyle, and people trying to eat better while on-the-go. Providing “Great Food with Your Health in Mind,” Muscle Maker Grill’s menu features items with grass-fed steak and all-natural chicken, as well as options that satisfy all dietary preferences – from the carb-free consumer to guests following gluten-free or vegetarian diets. Muscle Maker Grill does not sacrifice taste to serve healthy options. Now, guests can have delicious, nutritionally balanced food without the regret. More than just food, Muscle Maker Grill restaurants are a friendly, relaxed and social environment where guests can enjoy great-tasting dishes and engage with fellow health enthusiasts in their area.

Muscle Maker, Inc (MMB), the owner of Muscle Maker Grill, recently announced its intention to launch a Regulation A+ initial public offering that allows any qualified investor the opportunity to invest in its health-focused concept. The brand is actively seeking to raise up to $19,999,998 in its Initial Public Offering (IPO) under Regulation A+ of the JOBS Act to support its aggressive domestic and international expansion plan. TriPoint Global Equities, LLC, working with its online division BANQ® (www.banq.co), will act as the lead managing selling agent and sole bookrunner for the offering. Individuals interested in learning more about Muscle Maker, Inc’s Regulation A+ investment opportunity and placing an indication of interest can visit www.MuscleMakerGrill.com/Invest or www.banq.co/listings/mm.

Muscle Maker Grill | Corpus Christi, TX Two-Year Anniversary Announcement | Page 2

To make healthy eating even easier, Muscle Maker Grill’s signature nutritionally-focused menu items are available through its Meal Plan program, allowing pre-orders of meals that taste great via phone, online or in-store, available for pick up or delivered right to their door. Available as five, 10, 15 or 20 meals, guests can choose from 28 Muscle Maker Grill menu items, including the Hollywood Salad, Turkey Meatball Wrap, Arizona Bowl and many more.

Muscle Maker Grill of Corpus Christi, located at 7426 S Staples St Suite 102 Corpus Christi, TX 78413, is open Monday – Friday from 10:00AM – 10:00PM and Saturday – Sunday from 11:00AM – 6:00PM. Convenient carry-out, delivery, phone-in and online orders are available. Muscle Maker Grill also offers catering for any occasion. Guests may reach the restaurant directly by calling (361) 992-9696 or by visiting its website,. https://www.orderstart.com/mmgcorpuschristi.

For more information on Muscle Maker Grill and its menu, visit www.musclemakergrill.com. Muscle Maker Grill also can be found on Facebook, where fans can participate in online promotions, engage with other health-conscious individuals and receive updates on new menu items, store openings and tips on how to live a healthy lifestyle, and its Muscle Maker Grill TV YouTube Channel.

About Muscle Maker Grill

Muscle Maker Grill features high-quality, great-tasting food, freshly prepared with guest’s health in mind. Its lean, protein-based menu features chicken, seafood, pasta, wraps, and entrée salads. Muscle Maker Grill also offers a wide selection of fruit smoothies in a variety of assorted flavors, protein shakes and supplements. With offices in New Jersey and Houston, TX, Muscle Maker Grill has more than 50 franchised and corporate restaurants in 12 states. For more information on Muscle Maker Grill, including how to become a franchise partner, visit www.musclemakergrill.com.

Forward-Looking Statements

This press release may include ‘‘forward-looking statements.’’ To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as ‘‘should,’’ ‘‘may,’’ ‘‘intends,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘projects,’’ ‘‘forecasts,’’ ‘‘expects,’’ ‘‘plans,’’ and ‘‘proposes.’’ Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in the offering statement that we will file with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Muscle Maker Grill does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer

The offering will be made only by means of an offering circular. An offering statement on Form 1-A, as amended, relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind. Muscle Maker, Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

For additional information on Muscle Maker, Inc., the offering and any other related topics, please review the Form 1-A, as amended, offering circular that can be found at the following location: (https://www.sec.gov/Archives/edgar/data/1701756/000149315217010815/part2-3.htm).

# # #

FOR IMMEDIATE RELEASE	Media Contact:	Laurie Pepitone
Chelsea Newberg
BML Public Relations
973-337-6395

MUSCLE MAKER GRILL OF GREENVILLE WRAPS UP ITS FIRST YEAR:

HOSTS CELEBRATION WITH FREE WRAPS ON NOVEMBER 1

Rapidly Expanding Fast-Casual Brand to Give Away FREE Wraps

Houston, TX (October 26, 2017) – Muscle Maker Grill®, the rapidly expanding fast-casual restaurant brand, promoting a healthy lifestyle by offering nutritious alternatives to traditional dishes, today announced that it will celebrate the one-year anniversary of its Greenville store, located at 3150 Evans Street in the Lynncroft Shopping Center, from 11:00AM – 1:00PM on Wednesday, November 1. Providing healthier fuel for an active lifestyle, the health-conscious brand famous for serving lean, protein-based dishes including fresh greens, healthy wraps, fit bowls, skinny flatbreads, fruit smoothies, protein shakes and more, will give away one FREE wrap per guest during the celebration, with Bob 93.3 radio airing live from the restaurant.

Guests of Muscle Maker Grill will have a choice to sample one of four different wraps from its nutritionally-charged lineup, including: the Rocky Wrap – grilled chicken breast, turkey meatballs, reduced-fat mozzarella and marinara in an herb wrap; Santa Fe Wrap – grilled chicken breast, turkey bacon, red beans and brown rice, reduced-fat cheddar cheese and zero carb signature sauce in a jalapeño wrap; Yee-ha! Wrap – grilled chicken breast, turkey bacon, western potatoes and zero carb signature sauce in a jalapeño wrap; and MMG Signature Wrap – grilled chicken breast, turkey bacon, reduced fat cheddar cheese, tomatoes and onions with zero carb signature sauce and romaine, spinach and baby kale in a jalapeño wrap.

“We’re thrilled to be able to celebrate the first anniversary of our Greenville location,” said Robert E. Morgan, President and Chief Executive Officer of Muscle Maker Grill. “This community has been incredibly supportive over the past year, so we wanted to show our appreciation by giving them a fun-filled day and free wraps. We love being a part of the Greenville community and look forward to celebrating – and serving our guests – for many years to come.”

Muscle Maker, Inc (MMB), the owner of Muscle Maker Grill, recently announced its intention to launch a Regulation A+ initial public offering that allows any qualified investor the opportunity to invest in its health-focused concept. The brand is actively seeking to raise up to $19,999,998 in its Initial Public Offering (IPO) under Regulation A+ of the JOBS Act to support its aggressive domestic and international expansion plan. TriPoint Global Equities, LLC, working with its online division BANQ® (www.banq.co), will act as the lead managing selling agent and sole bookrunner for the offering. Individuals interested in learning more about Muscle Maker, Inc’s Regulation A+ investment opportunity and placing an indication of interest can visit www.MuscleMakerGrill.com/Invest or www.banq.co/listings/mm.

Founded in 1995, Muscle Maker Grill provides its guests healthier versions of mainstream-favorite dishes that taste great, making it convenient, affordable and enjoyable to eat healthy. Muscle Maker Grill’s diverse menu was created for everyone – fitness enthusiasts, those starting their journey to a healthier lifestyle, and people trying to eat better while on-the-go. Providing “Great Food with Your Health in Mind,” Muscle Maker Grill’s menu features items with grass-fed steak and all-natural chicken, as well as options that satisfy all dietary preferences – from the carb-free consumer to guests following gluten-free or vegetarian diets. Muscle Maker Grill does not sacrifice taste to serve healthy options. Now, guests can have delicious, nutritionally balanced food without the regret. More than just food, Muscle Maker Grill restaurants are a friendly, relaxed and social environment where guests can enjoy great-tasting dishes and engage with fellow health enthusiasts in their area.

Muscle Maker Grill | Greenville, NC One-Year Anniversary Announcement | Page 2

To make healthy eating even easier, Muscle Maker Grill’s signature nutritionally-focused menu items are available through its Meal Plan program, allowing pre-orders of meals that taste great via phone, online or in-store, available for pick up or delivered right to their door. Available as five, 10, 15 or 20 meals, guests can choose from 28 Muscle Maker Grill menu items, including the Hollywood Salad, Turkey Meatball Wrap, Arizona Bowl and many more.

Muscle Maker Grill of Greenville, located in the Lynncroft Shopping Center at 3150 Evans Street, is open Monday – Sunday from 11:00AM – 9:00PM. Guests may reach the restaurant directly by calling (252) 756-6000 or by visiting its website, www.musclemakergrill.com/order/mmggreenvillenc.

For more information on Muscle Maker Grill and its menu, visit www.musclemakergrill.com. Muscle Maker Grill also can be found on Facebook, where fans can participate in online promotions, engage with other health-conscious individuals and receive updates on new menu items, store openings and tips on how to live a healthy lifestyle, and its Muscle Maker Grill TV YouTube Channel.

About Muscle Maker Grill

Muscle Maker Grill features high-quality, great-tasting food, freshly prepared with guest’s health in mind. Its lean, protein-based menu features chicken, seafood, pasta, wraps, and entrée salads. Muscle Maker Grill also offers a wide selection of fruit smoothies in a variety of assorted flavors, protein shakes and supplements. With offices in New Jersey and Houston, TX, Muscle Maker Grill has more than 50 franchised and corporate restaurants in 12 states. For more information on Muscle Maker Grill, including how to become a franchise partner, visit www.musclemakergrill.com.

Forward-Looking Statements

This press release may include ''forward-looking statements.'' To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as ''should,'' ''may,'' ''intends,'' ''anticipates,'' ''believes,'' ''estimates,'' ''projects,'' ''forecasts,'' ''expects,'' ''plans,'' and ''proposes.'' Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the offering statement that we will file with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Muscle Maker Grill does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer

The offering will be made only by means of an offering circular. An offering statement on Form 1-A, as amended, relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind. Muscle Maker, Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

For additional information on Muscle Maker, Inc., the offering and any other related topics, please review the Form 1-A, as amended, offering circular that can be found at the following location: (https://www.sec.gov/Archives/edgar/data/1701756/000149315217010815/part2-3.htm).

# # #

FOR IMMEDIATE RELEASE	Media Contact:	Laurie Pepitone
Chelsea Newberg
BML Public Relations
973-337-6395

MORE GOBBLE, LESS WOBBLE! MUSCLE MAKER GRILL OFFERS HEALTHY HOLIDAY MEALS FOR A LIMITED TIME

Health-Focused Fast-Casual Brand Offers Entrée and Family-Style Meals for the Holidays

Starting November 1

Houston, TX (November 2, 2017) – As Americans look forward to their annual holiday feasts, many will also be conscious of the calories. To help indulge in all the trimmings while staying trim, Muscle Maker, Inc, the owner of Muscle Maker Grill®, the rapidly expanding fast-casual restaurant brand, promoting a healthy lifestyle by offering nutritious alternatives to traditional dishes, today announced that Muscle Maker Grill will now offer Healthy Holiday Meals. Providing healthier fuel for an active lifestyle, its holiday meals will be available at participating locations nationwide for a limited time beginning November 1 through January 1.

Muscle Maker Grill’s delicious new Healthy Holiday Meals can be purchased as an entrée as well as family-style, which can feed up to eight people, available for $7.99 and $89.99, respectively (prices vary by location). Items featured in the entrée include all-natural turkey breast, seasonal gravy, dinner rolls, gluten-free cranberry sauce, lower carb cornbread stuffing with spinach and superfoods, green beans and sweet potato mash. The Family-Style meal also includes lower carb cauliflower mac & cheese and naturally low-fat angel food cake. Perfect for gatherings of all kinds, from “Friendsgiving” and meals with coworkers, to anyone hosting a holiday dinner, guests are encouraged to order the Family-Style meal 24 hours in advance by visiting www.orderMMG.com. As hours vary by location, guests should contact their local Muscle Maker Grill to determine holiday hours.

“We are excited to offer Muscle Maker Grill’s delicious new Healthy Holiday Meals to guests seeking a lighter alternative to traditional fattening dinners,” said Robert E. Morgan, President and Chief Executive Officer of Muscle Maker, Inc. “As the holidays are often difficult to navigate while keeping healthy eating on track, we wanted to offer meals our guests can enjoy without the regret. We believe these new Healthy Holiday Meals will be a hit individually or shared at large and small gatherings.”

Muscle Maker, Inc (anticipated stock symbol: MMB), the owner of Muscle Maker Grill, recently announced its intention to launch a Regulation A+ initial public offering that allows any qualified investor the opportunity to invest in its health-focused concept. The brand is actively seeking to raise up to $19,999,998 in its Initial Public Offering (IPO) under Regulation A+ of the JOBS Act to support its aggressive domestic and international expansion plan. TriPoint Global Equities, LLC, working with its online division BANQ® (www.banq.co), will act as the lead managing selling agent and sole bookrunner for the offering. Individuals interested in learning more about Muscle Maker, Inc’s Regulation A+ investment opportunity and placing an indication of interest can visit www.MuscleMakerGrill.com/Invest or www.banq.co/listings/mm.

Muscle Maker Grill | Healthy Holiday Meals | Page 2

Founded in 1995, Muscle Maker Grill provides its guests healthier versions of mainstream-favorite dishes that taste great, making it convenient, affordable and enjoyable to eat healthy. Muscle Maker Grill’s diverse menu was created for everyone – fitness enthusiasts, those starting their journey to a healthier lifestyle, and people trying to eat better while on-the-go. Providing “Great Food with Your Health in Mind,” Muscle Maker Grill’s menu features items with grass-fed steak and all-natural chicken, as well as options that satisfy all dietary preferences – from the carb-free consumer to guests following gluten-free and vegetarian diets. Muscle Maker Grill does not sacrifice taste to serve healthy options. Now, guests can have delicious, nutritionally balanced food without the regret. More than just food, Muscle Maker Grill restaurants are a friendly, relaxed and social environment where guests can enjoy great-tasting food and engage with fellow health enthusiasts in their area.

Frequent Muscle Maker Grill guests can also take advantage of its loyalty program, Muscle Maker Grill Rewards, where points are awarded for every dollar spent towards free or discounted menu items. Cards are not required to participate as members can provide their phone number or use the mobile app, Muscle Maker Grill Rewards, to receive notifications announcing new menu items, special events and more. Interested guests must register on the mobile app or at musclemakergrill.com/rewards before points can be redeemed.

To make healthy eating even easier, Muscle Maker Grill’s signature nutritionally-focused menu items are available through its Meal Plan program, allowing pre-orders of meals that taste great via phone or online, available for pick up or delivered right to their door. For a limited time, the Healthy Holiday Meal entrée is an option among the 22 additional Muscle Maker Grill menu items available, including the Hollywood Salad, Turkey Meatball Wrap, Arizona Bowl and many more.

For more information on Muscle Maker Grill and its menu, visit www.musclemakergrill.com. Muscle Maker Grill also can be found on Facebook, where fans can participate in online promotions, engage with other health-conscious individuals and receive updates on new menu items, store openings and tips on how to live a healthy lifestyle, and its Muscle Maker Grill TV YouTube Channel.

About Muscle Maker Grill

Muscle Maker Grill features high-quality, great-tasting food, freshly prepared with guest’s health in mind. Its lean, protein-based menu features chicken, seafood, pasta, wraps, and entrée salads. Muscle Maker Grill also offers a wide selection of fruit smoothies in a variety of assorted flavors, protein shakes and supplements. With offices in New Jersey and Houston, TX, Muscle Maker Grill has more than 50 franchised and corporate restaurants operating in 12 states. For more information on Muscle Maker Grill, including how to become a franchise partner, visit www.musclemakergrill.com.

Forward-Looking Statements

This press release may include ‘‘forward-looking statements.’’ To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as ‘‘should,’’ ‘‘may,’’ ‘‘intends,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘projects,’’ ‘‘forecasts,’’ ‘‘expects,’’ ‘‘plans,’’ and ‘‘proposes.’’ Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in the offering statement that we will file with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Muscle Maker Grill does not undertake any duty to update any forward-looking statements except as may be required by law.

Muscle Maker Grill | Healthy Holiday Meals | Page 3

Legal Disclaimer

The offering will be made only by means of an offering circular. An offering statement on Form 1-A, as amended, relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind. Muscle Maker, Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

For additional information on Muscle Maker, Inc., the offering and any other related topics, please review the Form 1-A, as amended, offering circular that can be found at the following location: (https://www.sec.gov/Archives/edgar/data/1701756/000149315217010815/part2-3.htm).

# # #

FOR IMMEDIATE RELEASE

MUSCLE MAKER GRILL ANNOUNCES INITIAL PUBLIC OFFERING

VIA JOBS ACT REGULATION A+ WITH SIGHTS SET ON NYSE AMERICAN LISTING

Investors Can Now Indicate Their Interest to Invest in Rapidly Expanding Fast-Casual Restaurant Brand Offering Nutritious Alternatives to Traditional Dishes

HOUSTON, TX (October 12, 2017) – Muscle Maker, Inc (MMB), the owner of Muscle Maker Grill, the rapidly expanding fast-casual restaurant brand promoting a healthy lifestyle by offering nutritious alternatives to traditional dishes, today announced its intention to launch a Regulation A+ initial public offering that allows any qualified investor the opportunity to invest in its health-focused concept. Providing healthier fuel for an active lifestyle, the brand famous for serving lean, protein-based dishes including fresh greens, healthy wraps, fit bowls, skinny flatbreads, fruit smoothies, protein shakes and more, is actively seeking capital to support its aggressive domestic and international expansion plan. TriPoint Global Equities, LLC, working with its online division BANQ® (www.banq.co), will act as the lead managing selling agent and sole bookrunner for the offering.

Muscle Maker, Inc seeks to raise up to $19,999,998 in its Initial Public Offering (IPO) under Regulation A+ of the JOBS Act. In succession and subject to New York Stock Exchange (NYSE) requirements, the Company plans to list its securities on the NYSE American under the ticker “MMB.” Muscle Maker, Inc intends to use the proceeds from the offering to fund domestic and international expansion, working capital and other general corporate purposes. Individuals interested in learning more about Muscle Maker, Inc’s Regulation A+ investment opportunity and placing an indication of interest can visit www.MuscleMakerGrill.com/Invest or www.banq.co/listings/mm.

“The significant growth that Muscle Maker Grill has experienced over the past two years is proof that consumers are seeking healthier versions of mainstream dishes that taste great, making it convenient, affordable and enjoyable to eat healthy,” said Robert E. Morgan, President and Chief Executive Officer of Muscle Maker, Inc. “We attribute our success to the contributions from our passionate employees and franchise partners, as well as the loyalty of our customers. We are excited to be in a position to offer this investment opportunity that gives our customers a chance to also be our shareholders.”

Founded in 1995, Muscle Maker Grill’s diverse menu was created for the masses, including fitness enthusiasts, those starting their journey to a healthier lifestyle, and people trying to eat better while on-the-go. Providing “Great Food with Your Health in Mind,” Muscle Maker Grill’s menu features items with grass-fed steak and all-natural chicken, as well as options that satisfy the most popular dietary preferences – from the carb-free consumer to guests following gluten-free and vegetarian diets. Muscle Maker Grill does not sacrifice taste to serve healthy options. Now, guests can have delicious, nutritionally balanced food without the regret. More than just food, Muscle Maker Grill restaurants are a friendly, relaxed and social environment where guests can enjoy great-tasting food and engage with fellow health enthusiasts in their local area.

About Muscle Maker, Inc.

Muscle Maker, Inc. is the owner of the restaurant concept Muscle Maker Grill. Muscle Maker Grill features high-quality, great-tasting food, freshly prepared with the guest’s health in mind. Its lean, protein-based menu features chicken, steak, seafood, pasta, wraps, and entrée salads. Muscle Maker Grill also offers a wide selection of fruit smoothies with a variety of assorted flavors, protein shakes and supplements. With offices in Colonia, NJ and Houston, TX, Muscle Maker Grill has more than 50 franchised and corporate restaurants in 12 states. For more information on Muscle Maker Grill, including how to become a franchise partner, visit www.musclemakergrill.com.

Forward-Looking Statements

This press release may include ‘‘forward-looking statements.’’ To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as ‘‘should,’’ ‘‘may,’’ ‘‘intends,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘projects,’’ ‘‘forecasts,’’ ‘‘expects,’’ ‘‘plans,’’ and ‘‘proposes.’’ Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in the offering statement that we will file with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Muscle Maker Grill does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer

The offering will be made only by means of an offering circular. An offering statement on Form 1-A, as amended, relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind. Muscle Maker, Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

For additional information on Muscle Maker, Inc., the offering and any other related topics, please review the Form 1-A, as amended, offering circular that can be found at the following location: (https://www.sec.gov/Archives/edgar/data/1701756/000149315217010815/part2-3.htm).

Additional information concerning Risk Factors related to the offering, including those related to the business, government regulations, intellectual property and the offering in general, can be found at the following location (http://banq.co/listings/mm#documentation) and select the Risk Factors Tab.

Investor Relations:

Porter, LeVay & Rose

Michael Porter

mike@plrinvest.com

212-564-4700

Media Relations:

BML Public Relations

Brian M. Lowe/Laurie Pepitone

blowe@bmlpr.com

lpepitone@bmlpr.com

973-337-6395

FOR IMMEDIATE RELEASE	Media Contact:	Laurie Pepitone
Chelsea Newberg
BML Public Relations
973-337-6395

MUSCLE MAKER GRILL TO CELEBRATE VETERANS DAY BY OFFERING ALL VETERANS AND ACTIVE DUTY MILITARY PERSONNEL A FREE MEAL

Health-Focused Fast-Casual Brand to Give Away FREE Meals on Saturday, November 11

Houston, TX (November 6, 2017) – Muscle Maker, Inc, the owner of Muscle Maker Grill®, the rapidly expanding fast-casual restaurant brand, promoting a healthy lifestyle by offering nutritious alternatives to traditional dishes, today announced that Muscle Maker Grill will honor veterans and active members of the United States military by giving away one FREE meal per guest at participating locations on Veterans Day.

Providing healthier fuel for an active lifestyle, the health-conscious brand will offer one free salad, wrap, entrée or flatbread (where available) to military members who dine-in in uniform or present proof of military service on Saturday, November 11 at any of its more than 50 Muscle Maker Grill locations nationwide.*

“We are excited to serve all the courageous men and women who have sacrificed so much to protect our great country,” said Robert E. Morgan, President and Chief Executive Officer of Muscle Maker, Inc. “We invite all veterans and active service men and women to visit our restaurants on November 11 to relax and receive a free meal as our way of saying thank you.”

Offering more nutritious food options to members of the military is a main focus of the brand as it looks to expand in new markets. As such, Muscle Maker Grill has a location in Freedom Crossing on Fort Bliss Army Base in El Paso, Texas and will open additional restaurants at Fort Benning in Georgia in the fall, followed by Fort Bragg in North Carolina in 2018.

Muscle Maker, Inc (anticipated stock symbol: MMB), the owner of Muscle Maker Grill, recently announced its intention to launch a Regulation A+ initial public offering that allows any qualified investor the opportunity to invest in its health-focused concept. The brand is actively seeking to raise up to $19,999,998 in its Initial Public Offering (IPO) under Regulation A+ of the JOBS Act to support its aggressive domestic and international expansion plan. TriPoint Global Equities, LLC, working with its online division BANQ® (www.banq.co), will act as the lead managing selling agent and sole bookrunner for the offering. Individuals interested in learning more about Muscle Maker, Inc’s Regulation A+ investment opportunity and placing an indication of interest can visit www.MuscleMakerGrill.com/Invest or www.banq.co/listings/mm.

Founded in 1995, Muscle Maker Grill provides its guests healthier versions of mainstream-favorite dishes that taste great, making it convenient, affordable and enjoyable to eat healthy. Muscle Maker Grill’s diverse menu was created for everyone – fitness enthusiasts, those starting their journey to a healthier lifestyle, and people trying to eat better while on-the-go. Providing “Great Food with Your Health in Mind,” Muscle Maker Grill’s menu features items with grass-fed steak and all-natural chicken, as well as options that satisfy all dietary preferences – from the carb-free consumer to guests following gluten-free and vegetarian diets. Muscle Maker Grill does not sacrifice taste to serve healthy options. Now, guests can have delicious, nutritionally balanced food without the regret. More than just food, Muscle Maker Grill restaurants are a friendly, relaxed and social environment where guests can enjoy great-tasting food and engage with fellow health enthusiasts in their area.

Muscle Maker Grill | Veterans Day Offer Announcement | Page 2

For more information on Muscle Maker Grill and its menu, visit www.musclemakergrill.com. Muscle Maker Grill also can be found on Facebook, where fans can participate in online promotions, engage with other health-conscious individuals and receive updates on new menu items, store openings and tips on how to live a healthy lifestyle, and its Muscle Maker Grill TV YouTube Channel.

*Offer available only on November 11, 2017.

*Limit one per uniformed customer/identification.

*Cannot be combined with any other offer.

*Valid at participating locations

About Muscle Maker Grill

Muscle Maker Grill features high-quality, great-tasting food, freshly prepared with guest’s health in mind. Its lean, protein-based menu features chicken, seafood, pasta, wraps, and entrée salads. Muscle Maker Grill also offers a wide selection of fruit smoothies in a variety of assorted flavors, protein shakes and supplements. With offices in New Jersey and Houston, TX, Muscle Maker Grill has more than 50 franchised and corporate restaurants operating in 12 states. For more information on Muscle Maker Grill, including how to become a franchise partner, visit www.musclemakergrill.com.

Forward-Looking Statements

This press release may include ‘‘forward-looking statements.’’ To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as ‘‘should,’’ ‘‘may,’’ ‘‘intends,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘projects,’’ ‘‘forecasts,’’ ‘‘expects,’’ ‘‘plans,’’ and ‘‘proposes.’’ Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in the offering statement that we will file with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Muscle Maker Grill does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer

The offering will be made only by means of an offering circular. An offering statement on Form 1-A, as amended, relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind. Muscle Maker, Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

For additional information on Muscle Maker, Inc., the offering and any other related topics, please review the Form 1-A, as amended, offering circular that can be found at the following location: (https://www.sec.gov/Archives/edgar/data/1701756/000149315217010815/part2-3.htm).

# # #

FOR IMMEDIATE RELEASE	Media Contact:	Laurie Pepitone
Chelsea Newberg
BML Public Relations
973-337-6395

MUSCLE MAKER GRILL OFFICIALLY OPENS IN WOODBURY HEIGHTS

Health-Focused Fast-Casual Brand to Give Away FREE Wraps to Celebrate Woodbury Heights

Grand Reopening on Wednesday, November 8

Houston, TX (November 2, 2017) – Muscle Maker, Inc, the owner of Muscle Maker Grill®, the rapidly expanding fast-casual restaurant brand, promoting a healthy lifestyle by offering nutritious alternatives to traditional dishes, today announced Muscle Maker Grill will hold the official grand reopening of its Woodbury Heights location – now under new franchisee ownership – on Wednesday, November 8. Providing healthier fuel for an active lifestyle, the health-conscious brand famous for serving lean, protein-based dishes including fresh greens, healthy wraps, fit bowls, skinny flatbreads, fruit smoothies, protein shakes and more will celebrate the occasion by giving away one FREE wrap per guest from 5:00PM – 7:00PM along with Muscle Maker Grill promotional items. Mayor Robbie Conley will also be present to welcome the restaurant back to the area.

Located inside Giant Fitness at 880 Mantua Pike, guests of Muscle Maker Grill will have a choice to sample one of four different wraps from its nutritionally-charged lineup, including: the Rocky Wrap – grilled chicken breast, turkey meatballs, reduced-fat mozzarella and marinara in an herb wrap; Santa Fe Wrap – grilled chicken breast, turkey bacon, red beans and brown rice, reduced-fat cheddar cheese and zero carb signature sauce in a jalapeño wrap; Yee-ha! Wrap – grilled chicken breast, turkey bacon, western potatoes and zero carb signature sauce in a jalapeño wrap; and MMG Signature Wrap – grilled chicken breast, turkey bacon, reduced fat cheddar cheese, tomatoes and onions with zero carb signature sauce and romaine, spinach and baby kale in a jalapeño wrap.

“We are excited to celebrate the official grand reopening of the Woodbury Heights Muscle Maker Grill location,” said Robert. E Morgan, President and Chief Executive Officer of Muscle Maker, Inc. “This restaurant is beautiful – it is a bright and welcoming destination for guests to enjoy our fresh and health-centric menu options. We look forward to celebrating with free wraps on November 8 and serving guests in and around Woodbury Heights for many years to come.”

Muscle Maker, Inc (anticipated stock symbol: MMB), the owner of Muscle Maker Grill, recently announced its intention to launch a Regulation A+ initial public offering that allows any qualified investor the opportunity to invest in its health-focused concept. The brand is actively seeking to raise up to $19,999,998 in its Initial Public Offering (IPO) under Regulation A+ of the JOBS Act to support its aggressive domestic and international expansion plan. TriPoint Global Equities, LLC, working with its online division BANQ® (www.banq.co), will act as the lead managing selling agent and sole bookrunner for the offering. Individuals interested in learning more about Muscle Maker, Inc’s Regulation A+ investment opportunity and placing an indication of interest can visit www.MuscleMakerGrill.com/Invest or www.banq.co/listings/mm.

Muscle Maker Grill | Woodbury Heights Grand Opening Offer Announcement | Page 2

Founded in 1995, Muscle Maker Grill provides its guests healthier versions of mainstream-favorite dishes that taste great, making it convenient, affordable and enjoyable to eat healthy. Muscle Maker Grill’s diverse menu was created for everyone – fitness enthusiasts, those starting their journey to a healthier lifestyle, and people trying to eat better while on-the-go. Providing “Great Food with Your Health in Mind,” Muscle Maker Grill’s menu features items with grass-fed steak and all-natural chicken, as well as options that satisfy all dietary preferences – from the carb-free consumer to guests following gluten-free and vegetarian diets. Muscle Maker Grill does not sacrifice taste to serve healthy options. Now, guests can have delicious, nutritionally balanced food without the regret. More than just food, Muscle Maker Grill restaurants are a friendly, relaxed and social environment where guests can enjoy great-tasting food and engage with fellow health enthusiasts in their area.

Frequent Muscle Maker Grill guests can also take advantage of its loyalty program, Muscle Maker Grill Rewards, where points are awarded for every dollar spent towards free or discounted menu items. Cards are not required to participate as members can provide their phone number or use the mobile app, Muscle Maker Grill Rewards, to receive notifications announcing new menu items, special events and more. Interested guests must register on the mobile app or at musclemakergrill.com/rewards before points can be redeemed.

To make healthy eating even easier, Muscle Maker Grill’s signature nutritionally-focused menu items are available through its Meal Plan program, allowing pre-orders of meals that taste great via phone, online or in-store, available for pick up or delivered right to their door. Available as five, 10, 15 or 20 meals, guests can choose from 28 Muscle Maker Grill menu items, including the Hollywood Salad, Turkey Meatball Wrap, Arizona Bowl and many more.

Muscle Maker Grill of Woodbury Heights is located inside Giant Fitness at 880 Mantua Pike, open Monday – Sunday from 11:00AM – 9:00PM. Convenient carry-out, delivery, phone-in and online orders are available. Muscle Maker Grill also offers catering for any occasion. Guests may reach the restaurant directly by calling (856) 537-5616 or by visiting its website, http://www.orderstart.com/mmgwoodbury.

For more information on Muscle Maker Grill and its menu, visit www.musclemakergrill.com. Muscle Maker Grill also can be found on Facebook, where fans can participate in online promotions, engage with other health-conscious individuals and receive updates on new menu items, store openings and tips on how to live a healthy lifestyle, and its Muscle Maker Grill TV YouTube Channel.

About Muscle Maker Grill

Muscle Maker Grill features high-quality, great-tasting food, freshly prepared with guest’s health in mind. Its lean, protein-based menu features chicken, seafood, pasta, wraps, and entrée salads. Muscle Maker Grill also offers a wide selection of fruit smoothies in a variety of assorted flavors, protein shakes and supplements. With offices in New Jersey and Houston, TX, Muscle Maker Grill has more than 50 franchised and corporate restaurants operating in 12 states. For more information on Muscle Maker Grill, including how to become a franchise partner, visit www.musclemakergrill.com.

Forward-Looking Statements

This press release may include ‘‘forward-looking statements.’’ To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as ‘‘should,’’ ‘‘may,’’ ‘‘intends,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘projects,’’ ‘‘forecasts,’’ ‘‘expects,’’ ‘‘plans,’’ and ‘‘proposes.’’ Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in the offering statement that we will file with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Muscle Maker Grill does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer

The offering will be made only by means of an offering circular. An offering statement on Form 1-A, as amended, relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind. Muscle Maker, Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

For additional information on Muscle Maker, Inc., the offering and any other related topics, please review the Form 1-A, as amended, offering circular that can be found at the following location: (https://www.sec.gov/Archives/edgar/data/1701756/000149315217010815/part2-3.htm).

# # #

FOR IMMEDIATE RELEASE

MUSCLE MAKER GRILL HIGHLIGHTS 2017 BRAND ACHIEVEMENTS FOLLOWING

RECENT ANNOUNCEMENT OF INITIAL PUBLIC OFFERING VIA JOBS ACT REGULATION A+

HOUSTON, TX (October 17, 2017) – Muscle Maker, Inc. (anticipated stock symbol: MMB), the owner of Muscle Maker Grill, the rapidly expanding fast-casual restaurant brand promoting a healthy lifestyle by offering nutritious alternatives to traditional dishes, today released a number of the brand’s notable accomplishments thus far in 2017, following last week’s announcement of its intention to launch a Regulation A+ initial public offering allowing any qualified investor the opportunity to invest in its health-focused concept. TriPoint Global Equities, LLC, working with its online division BANQ® (www.banq.co), will act as the lead managing selling agent and sole bookrunner for the offering.

Muscle Maker, Inc. started with an investment of $5 million dollars from a private equity restaurant group, which was used to acquire talent, strengthen its corporate management team and stabilize its operations. The Company is led by strong entrepreneurial ownership possessing a vision and desire to support Muscle Maker Grill’s aggressive domestic and international expansion plan, working capital and general corporate purposes via initial public offering.

Notable Muscle Maker Grill achievements in 2017 include:

●	Corporate revenues are up 86.4 percent for the first nine months of 2017 over first nine months of 2016
●	Growth from two to 12 corporate locations in the last 15 months

o	With some stores posting year over year sales growth of over 50 percent for restaurants that have been open 15 months, 2017 over 2016

●	12.44 percent sales growth for the third quarter of 2017 over third quarter 2016 for corporate store restaurants that have been opened 15 months prior to September 30, 2017
●	Five U.S. military locations under contract

o	Fort Bliss (TX) open and currently operating
o	Fort Benning (GA) opening in less than 30 days
o	Additional locations currently in development

●	Will achieve international status, with its first location in Kuwait opening in the next 30 days

o	Additional international opportunities currently in development

●	Ranked 18 out of 100 in Fast Casual’s Top Movers and Shakers Awards in 2017

“In 2017, Muscle Maker Grill has achieved significant milestones, including increasing our revenues and adding talent to our corporate team to growing to 52 total units – 12 corporately owned and 40 franchised locations, as of October 13, 2017,” said Robert E. Morgan, President and Chief Executive Officer of Muscle Maker, Inc. “The significant growth is proof that consumers are seeking healthier versions of mainstream dishes that taste great, making it convenient, affordable and enjoyable to eat healthy – which is why we strongly believe that the Regulation A+ initial public offering is the right step to raise the necessary capital that will help us take Muscle Maker Grill to the next level.”

Muscle Maker, Inc. seeks to raise up to $19,999,998 in its Initial Public Offering (IPO) under Regulation A+ of the JOBS Act. In succession and subject to New York Stock Exchange (NYSE) requirements, the Company plans to list its securities on the NYSE American under the ticker “MMB.” Muscle Maker, Inc. intends to use the proceeds from the offering to fund domestic and international expansion, working capital and other general corporate purposes. Individuals interested in learning more about Muscle Maker, Inc.’s Regulation A+ investment opportunity and placing an indication of interest can visit www.MuscleMakerGrill.com/Invest or www.banq.co/listings/mm.

Founded in 1995, Muscle Maker Grill’s diverse menu was created for the masses, including fitness enthusiasts, those starting their journey to a healthier lifestyle, and people trying to eat better while on-the-go. Providing “Great Food with Your Health in Mind,” Muscle Maker Grill’s menu features items with grass-fed steak and all-natural chicken, as well as options that satisfy the most popular dietary preferences – from the carb-free consumer to guests following gluten-free and vegetarian diets. Muscle Maker Grill does not sacrifice taste to serve healthy options. Now, guests can have delicious, nutritionally balanced food without the regret. More than just food, Muscle Maker Grill restaurants are a friendly, relaxed and social environment where guests can enjoy great-tasting food and engage with fellow health enthusiasts in their local area.

About Muscle Maker, Inc.

Muscle Maker, Inc. is the owner of the restaurant concept Muscle Maker Grill. Muscle Maker Grill features high-quality, great-tasting food, freshly prepared with the guest’s health in mind. Its lean, protein-based menu features chicken, steak, seafood, pasta, wraps, and entrée salads. Muscle Maker Grill also offers a wide selection of fruit smoothies with a variety of assorted flavors, protein shakes and supplements. With offices in Colonia, NJ and Houston, TX, Muscle Maker Grill has more than 50 franchised and corporate restaurants in 12 states. For more information on Muscle Maker Grill, including how to become a franchise partner, visit www.musclemakergrill.com.

Forward-Looking Statements

This press release may include ‘‘forward-looking statements.’’ To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as ‘‘should,’’ ‘‘may,’’ ‘‘intends,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘projects,’’ ‘‘forecasts,’’ ‘‘expects,’’ ‘‘plans,’’ and ‘‘proposes.’’ Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in the offering statement that we will file with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Muscle Maker Grill does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer

The offering will be made only by means of an offering circular. An offering statement on Form 1-A, as amended, relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind. Muscle Maker, Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

For additional information on Muscle Maker, Inc., the offering and any other related topics, please review the Form 1-A, as amended, offering circular that can be found at the following location:

(https://www.sec.gov/Archives/edgar/data/1701756/000149315217010815/part2-3.htm).

Additional information concerning Risk Factors related to the offering, including those related to the business, government regulations, intellectual property and the offering in general, can be found at the following location (http://banq.co/listings/mm#documentation) and select the Risk Factors Tab.

Investor Relations:

Porter, LeVay & Rose

Michael Porter

mike@plrinvest.com

212-564-4700

Media Relations:

BML Public Relations

Brian M. Lowe/Laurie Pepitone

blowe@bmlpr.com

lpepitone@bmlpr.com

973-337-6395

FOR IMMEDIATE RELEASE	Media Contact:	Laurie Pepitone
BML Public Relations
Chelsea Newberg
(973) 337-6395

MUSCLE MAKER GRILL INKS FIRST INTERNATIONAL AGREEMENT TO BRING ITS HEALTH-FOCUSED FAST-CASUAL BRAND TO KUWAIT

Rapidly Growing Restaurant Concept to Open First of Ten Kuwait Locations Beginning with

Salmiya in the Fall

HOUSTON, TX (November 7, 2017) – Muscle Maker, Inc, the owner of Muscle Maker Grill®, the rapidly expanding fast-casual restaurant brand, promoting a healthy lifestyle by offering nutritious alternatives to traditional dishes, today announced that Muscle Maker Grill has inked a new franchise agreement to open ten locations throughout Kuwait – marking its first international territory. Committed to providing healthier fuel for an active lifestyle, the local franchisees, Abrar Kazem Makki, Abdullah Kazem Makki, Yousef Kazem Makki and Essa Kazem Makki, will open the first restaurant in Salmiya in the fall.

Founded in 1995, Muscle Maker Grill provides its guests healthier versions of mainstream-favorite dishes that taste great, making it convenient, affordable and enjoyable to eat healthy. Muscle Maker Grill’s diverse menu was created for everyone – fitness enthusiasts, those starting their journey to a healthier lifestyle, and people trying to eat better while on-the-go. Providing “Great Food with Your Health in Mind,” Muscle Maker Grill’s menu will feature items with grass-fed halal steak and all-natural halal chicken, as well as options that satisfy all dietary preferences – from the carb-free consumer to guests following gluten-free or vegetarian diets. Muscle Maker Grill does not sacrifice taste to serve healthy options. Now, guests can have delicious, nutritionally balanced food without the regret. More than just food, Muscle Maker Grill restaurants are a friendly, relaxed and social environment where guests can enjoy great-tasting dishes and engage with fellow health enthusiasts in their area.

“We are pleased to announce our first international agreement, bringing Muscle Maker Grill to Kuwait,” said Robert E. Morgan, President and Chief Executive Officer of Muscle Maker, Inc. “The Muscle Maker Grill team has generated a tremendous amount of momentum in both new and existing markets and I am pleased to report that the progress continues. We look forward to working with these excellent franchise partners to introduce the Muscle Maker Grill concept to guests in Salmiya and the surrounding areas.”

“We are excited to partner with Muscle Maker Grill and to be the franchise group that extends the brand to the international community,” said Abdullah Kazem Makki, the Muscle Maker Grill franchisee in Kuwait on behalf of his partnership that includes Abrar Kazem Makki, Yousef Kazem Makki and Essa Kazem Makki, “We were attracted to the brand for its ability to offer a healthy alternative that doesn’t sacrifice taste, coupled with a fun, social atmosphere for customers to enjoy. It’s an exciting time and we believe those in and around Salmiya will embrace Muscle Maker Grill and its fresh, real food menu options.”

Muscle Maker Grill | Kuwait Franchise Lease Signing Announcement | Page 2

Muscle Maker, Inc (anticipated stock symbol: MMB), the owner of Muscle Maker Grill, recently announced its intention to launch a Regulation A+ initial public offering that allows any qualified investor the opportunity to invest in its health-focused concept. The brand is actively seeking to raise up to $19,999,998 in its Initial Public Offering (IPO) under Regulation A+ of the JOBS Act to support its aggressive domestic and international expansion plan. TriPoint Global Equities, LLC, working with its online division BANQ® (www.banq.co), will act as the lead managing selling agent and sole bookrunner for the offering. Individuals interested in learning more about Muscle Maker, Inc’s Regulation A+ investment opportunity and placing an indication of interest can visit www.MuscleMakerGrill.com/Invest or www.banq.co/listings/mm.

For more information on Muscle Maker Grill and its menu, visit www.musclemakergrill.com. Muscle Maker Grill also can be found on Facebook, where fans can participate in online promotions, engage with other health-conscious individuals and receive updates on new menu items, store openings and tips on how to live a healthy lifestyle, and its Muscle Maker Grill TV YouTube Channel.

About Muscle Maker Grill

Muscle Maker Grill features high-quality, great-tasting food, freshly prepared with guest’s health in mind. Its lean, protein-based menu features chicken, seafood, pasta, wraps, and entrée salads. Muscle Maker Grill also offers a wide selection of fruit smoothies in a variety of assorted flavors, protein shakes and supplements. With offices in New Jersey and Houston, TX, Muscle Maker Grill has more than 50 franchised and corporate restaurants operating in 12 states. For more information on Muscle Maker Grill, including how to become a franchise partner, visit www.musclemakergrill.com.

Forward-Looking Statements

This press release may include ‘‘forward-looking statements.’’ To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as ‘‘should,’’ ‘‘may,’’ ‘‘intends,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘projects,’’ ‘‘forecasts,’’ ‘‘expects,’’ ‘‘plans,’’ and ‘‘proposes.’’ Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in the offering statement that we will file with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Muscle Maker Grill does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer

The offering will be made only by means of an offering circular. An offering statement on Form 1-A, as amended, relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind. Muscle Maker, Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

For additional information on Muscle Maker, Inc., the offering and any other related topics, please review the Form 1-A, as amended, offering circular that can be found at the following location: (https://www.sec.gov/Archives/edgar/data/1701756/000149315217010815/part2-3.htm).

# # #

FOR IMMEDIATE RELEASE	Media Contact:	Laurie Pepitone
Chelsea Newberg
BML Public Relations
973-337-6395

MUSCLE MAKER GRILL ANNOUNCES GRAND OPENING OF FIRST VIRGINIA LOCATION

Health-Focused Fast-Casual Brand to Give Away FREE Wraps to Celebrate Lynchburg

Grand Opening on Saturday, October 28

Houston, TX (October 26, 2017) – Muscle Maker Grill®, the rapidly expanding fast-casual restaurant brand, promoting a healthy lifestyle by offering nutritious alternatives to traditional dishes, today announced it will hold the official grand opening of its first Virginia location in Lynchburg on Saturday, October 28. Providing healthier fuel for an active lifestyle, the health-conscious brand famous for serving lean, protein-based dishes including fresh greens, healthy wraps, fit bowls, skinny flatbreads, fruit smoothies, protein shakes and more will celebrate the occasion by giving away one FREE wrap per guest from 11:00AM – 1:00PM.

Located at 3920 Wards Road, at the Wards Corner Shops, guests of Muscle Maker Grill will have a choice to sample one of four different wraps from its nutritionally-charged lineup, including: the Rocky Wrap – grilled chicken breast, turkey meatballs, reduced-fat mozzarella and marinara in an herb wrap; Santa Fe Wrap – grilled chicken breast, turkey bacon, red beans and brown rice, reduced-fat cheddar cheese and zero carb signature sauce in a jalapeño wrap; Veggie Wrap – green peppers, onions, mushrooms, tomatoes and reduced-fat cheddar cheese in a garlic herb wrap; and MMG Signature Wrap – grilled chicken breast, turkey bacon, reduced fat cheddar cheese, tomatoes and onions with zero carb signature sauce and romaine, spinach and baby kale in a jalapeño wrap. Muscle Maker Grill representatives and local dignitaries in Lynchburg will also officially cut the ribbon at 10:45AM to welcome the restaurant to the area.

“We are excited to celebrate the official grand opening of Muscle Maker Grill’s first Virginia location in Lynchburg,” said Louis Cambeletta, the Muscle Maker Grill franchisee in Lynchburg on behalf of his partnership with Ben Crosswhite. “This restaurant is beautiful – it is a bright and welcoming destination for guests to enjoy our fresh and health-centric menu options. We look forward to celebrating with free wraps on October 28 and serving guests in and around Lynchburg for many years to come.”

Muscle Maker, Inc (MMB), the owner of Muscle Maker Grill, recently announced its intention to launch a Regulation A+ initial public offering that allows any qualified investor the opportunity to invest in its health-focused concept. The brand is actively seeking to raise up to $19,999,998 in its Initial Public Offering (IPO) under Regulation A+ of the JOBS Act to support its aggressive domestic and international expansion plan. TriPoint Global Equities, LLC, working with its online division BANQ® (www.banq.co), will act as the lead managing selling agent and sole bookrunner for the offering. Individuals interested in learning more about Muscle Maker, Inc’s Regulation A+ investment opportunity and placing an indication of interest can visit www.MuscleMakerGrill.com/Invest or www.banq.co/listings/mm.

Muscle Maker Grill | Lynchburg Grand Opening Offer Announcement | Page 2

Founded in 1995, Muscle Maker Grill provides its guests healthier versions of mainstream-favorite dishes that taste great, making it convenient, affordable and enjoyable to eat healthy. Muscle Maker Grill’s diverse menu was created for everyone – fitness enthusiasts, those starting their journey to a healthier lifestyle, and people trying to eat better while on-the-go. Providing “Great Food with Your Health in Mind,” Muscle Maker Grill’s menu features items with grass-fed steak and all-natural chicken, as well as options that satisfy all dietary preferences – from the carb-free consumer to guests following gluten-free and vegetarian diets. Muscle Maker Grill does not sacrifice taste to serve healthy options. Now, guests can have delicious, nutritionally balanced food without the regret. More than just food, Muscle Maker Grill restaurants are a friendly, relaxed and social environment where guests can enjoy great-tasting food and engage with fellow health enthusiasts in their area.

Frequent Muscle Maker Grill guests can also take advantage of its loyalty program, Muscle Maker Grill Rewards, where points are awarded for every dollar spent towards free or discounted menu items. Cards are not required to participate as members can provide their phone number or use the mobile app, Muscle Maker Grill Rewards, to receive notifications announcing new menu items, special events and more. Interested guests must register on the mobile app or at musclemakergrill.com/rewards before points can be redeemed.

To make healthy eating even easier, Muscle Maker Grill’s signature nutritionally-focused menu items are available through its Meal Plan program, allowing pre-orders of meals that taste great via phone, online or in-store, available for pick up or delivered right to their door. Available as five, 10, 15 or 20 meals, guests can choose from 28 Muscle Maker Grill menu items, including the Hollywood Salad, Turkey Meatball Wrap, Arizona Bowl and many more.

Muscle Maker Grill of Lynchburg is located at 3920 Wards Road, open Monday – Saturday from 11:00AM – 9:30PM. Convenient carry-out, delivery, phone-in and online orders are available. Muscle Maker Grill also offers catering for any occasion. Guests may reach the restaurant directly by calling (434) 616-4964 or by visiting its website, http://www.orderstart.com/mmglynchburg.

For more information on Muscle Maker Grill and its menu, visit www.musclemakergrill.com. Muscle Maker Grill also can be found on Facebook, where fans can participate in online promotions, engage with other health-conscious individuals and receive updates on new menu items, store openings and tips on how to live a healthy lifestyle, and its Muscle Maker Grill TV YouTube Channel.

About Muscle Maker Grill

Muscle Maker Grill features high-quality, great-tasting food, freshly prepared with guest’s health in mind. Its lean, protein-based menu features chicken, seafood, pasta, wraps, and entrée salads. Muscle Maker Grill also offers a wide selection of fruit smoothies in a variety of assorted flavors, protein shakes and supplements. With offices in New Jersey and Houston, TX, Muscle Maker Grill has more than 50 franchised and corporate restaurants in 12 states. For more information on Muscle Maker Grill, including how to become a franchise partner, visit www.musclemakergrill.com.

Forward-Looking Statements

This press release may include ‘‘forward-looking statements.’’ To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as ‘‘should,’’ ‘‘may,’’ ‘‘intends,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘projects,’’ ‘‘forecasts,’’ ‘‘expects,’’ ‘‘plans,’’ and ‘‘proposes.’’ Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in the offering statement that we will file with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Muscle Maker Grill does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer

The offering will be made only by means of an offering circular. An offering statement on Form 1-A, as amended, relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become qualified. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No securities may be sold, and no offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A+ until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. An indication of interest made by a prospective investor in a Regulation A+ offering is non-binding and involves no obligation or commitment of any kind. Muscle Maker, Inc. intends to list its securities on a national exchange and doing so entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards.

For additional information on Muscle Maker, Inc., the offering and any other related topics, please review the Form 1-A, as amended, offering circular that can be found at the following location: (https://www.sec.gov/Archives/edgar/data/1701756/000149315217010815/part2-3.htm).

# # #

Muscle Maker Grill

“Testing the Waters”

Facebook Ads

CrowdfundX will run the following ads in parallel with each other in order to A/B test the effectiveness of the ad messaging. The performance of the ads will be tracked through analytics provided by the Facebook tracking pixels. Through this process, the lower performing ads will be stopped, allowing for more budget to be allocated to the higher performing ads.

Ad Set 1
A1	B1

Top Copy: See how you could be part of the leading healthy-fast casual restaurant brand in the US.	Top Copy: With over 50 locations across the United States, we have a healthy future ahead of us.

Headline: We Intend to Go Public! Link Description: View the Reg A+ disclaimer here: goo.gl/jsrd7u.

Ad Set 2
A2	B2

Top Copy: Muscle Maker Grill has more than healthy food. See what else we have in store!	Top Copy: Take a bite out of the healthy restaurant industry with Muscle Maker Grill.

Headline: We Intend to Go Public! Link Description: View the Reg A+ disclaimer here: goo.gl/jsrd7u.

Ad Set 3
A3	B3

Top Copy: Partner with Muscle Maker Grill as we aim to transform the future of healthy eating.	Top Copy: Muscle Maker Grill is positioned to lead the growing healthy fast-casual restaurant market.

Headline: Indicate Your Interest Link Description: View the Reg A+ disclaimer here: goo.gl/jsrd7u.

Ad Set 4
A4	B4

Top Copy: Your chance to invest in Muscle Maker Grill is almost here.	Top Copy: See how you could get your share of the healthy food business through our planned IPO.

Headline: Indicate Your Interest Link Description: View the Reg A+ disclaimer here: goo.gl/jsrd7u.

Ad Set 5
A5	B5

Top Copy: Partner with us as we race toward a healthier future.	Top Copy: Muscle Maker Grill is planning to go public, and you could own a piece of it.

Headline: Indicate Your Interest Link Description: View the Reg A+ disclaimer here: goo.gl/jsrd7u.

# MUSCLE MAKER INC. | REG A+ OVERVIEW

EST. 1995 MUSCLE MAKER GRILL

## Regulation A+ IPO Offering Summary

**Muscle Maker, Inc.** (Muscle Maker or the Company) is seeking to raise up to $19,950,000 under Regulation A+ under the JOBS Act and then, in succession and subject to NYSE requirements, be listed on the NYSE under the ticker "MMG". The Company intends to sell 4,200,000 shares at $4.75 per share, equal to a pre-money valuation of approximately $47.8* million. The transaction is expected to close in Q4 2017. The Company has filed its Form 1A Offering Circular publicly with the SEC and expects to be qualified in the near future.

## Muscle Maker, Inc. Overview

Muscle Maker, Inc. owns and franchises a chain of high-growth, fast casual restaurants called Muscle Maker Grill. These restaurants specialize in preparing healthy-inspired, high-quality, fresh, made-to-order lean, protein based meals featuring chicken, seafood, pasta, burgers, wraps and flat breads. The Muscle Maker Grill restaurant concept delivers a highly differentiated customer experience by combining the quality and hospitality that customers commonly associate with full service and fast casual restaurant competitors, with the convenience and value customers generally expect from traditional fast food restaurants.

## Revenue Streams

The Company generates restaurant revenue through both an ownership and franchisor model. Muscle Maker uses a franchising strategy, which requires a relatively minimal capital commitment, to foster new restaurant growth in certain markets and leverage the ownership of entrepreneurs with specific local market expertise. This, coupled with a low cost of entry and real estate, allows for streamlined operations and higher margins.

Muscle Maker Grill restaurants have multiple revenue streams that allow for greater efficiencies, operations, and higher profitability. A typical quick service restaurant (QSR) fast casual brand has two to three revenue streams including dine-in, take-out and delivery. Muscle Maker Grill executes on eight different revenue streams; including: dine-in, take-out, delivery, catering, meal plans, retail and grab and go kiosks and food trucks. The variety of revenue streams maximizes product utility and diversifies store revenue.

## Growth Strategy

Muscle Maker's disciplined growth strategy has enabled strong growth across all its key performance metrics. Muscle Maker Grill restaurants began at one location in one market in New Jersey in November of 2007. As of November 1, 2017, Muscle Maker and its subsidiaries/franchisees operated a total of 53 Muscle Maker Grill restaurants; 12 are owned and operated by Muscle Maker and 41 are franchise restaurants. Muscle Maker's strategy for entering new markets is to lead with company developed restaurants, while recruiting and developing franchisees to establish new restaurants during the second year of new market entry. This enables the establishment of a development, operations and marketing infrastructure to help maximize consumer proposition and support franchisees as they enter the market. It also helps Muscle Maker to scale its business due to increased brand recognition and logistical synergies.

By the April of 2018, the Company plans to open 5 to 10 new company-operated and 9 new franchised restaurants, including military bases, in 16 states throughout the U.S. and Internationally. Over the long term, the Company plans to grow the number of Muscle Maker Grill restaurants by 30% to 50% annually while maintaining a similar proportion of company-operated and franchised units.

## COMPANY HIGHLIGHTS

### Company Overview

| | |
|---|---|
| Founded: | 2007 |
| Headquarters: | Houston, TX |
| Total Restaurants: | 53 |
| Geographic Dist.: | 14 U.S. States |
| FY 16 Sales: | $4.95 million |
| 6M 6/30/17 Sales: | $3.89 million |
| Sole Book Runner: | TriPoint Global Equities |

### Current Restaurant Footprint
*(as of 11/01/2017)*

53 Units
14 States

### Contact Information

TriPoint Global Equities, LLC

Sales@TPGlobal.com

917-512-0820

For additional information, please visit:

www.banq.co/listings/mm

*Does not include 681,333 shares underlying convertible notes outstanding

IPO Campaign Video
Video of Founder, Rod Silva on Banq Site

I created Muscle Maker Grill as the antidote to fast food. We are a fast-casual restaurant that offers healthy version of your favorite dishes that taste great, without the guilt. It's "Great Food with your Health in Mind".

In 1995, I founded the first Muscle Maker Grill in Colonia, New Jersey. From that one store, we have expanded to become a national brand with fifty plus locations and over a thousand-employee's system wide.

We are small enough to care and getting large enough to make a huge difference in the way Americans eat. Our entire team cares about what you put into your body and so should you.

Grass-fed beef, all natural chicken, shrimp, whole wheat pasta, our menu has options. High protein, low carb, gluten-free, organic, and it's always fresh.

At Muscle Maker Grill we make it easy, enjoyable and affordable for you to eat healthy. Your investment could create the capital to build Muscle Maker Grill across America so all our friends and family will have the options that they deserve.

So why should you invest with us?
Stability – we've been around for 20 years
Growth – we've grown from one store to a national brand
Opportunity - we are a leading healthy fast causal brand and you can be in on the ground floor

Muscle Maker Grill, you love the food now you can own the company. To join more, join the revolution, click on this link.

INITIAL PUBLIC OFFERING TESTING THE WATER • NYSE AMERICAN

Muscle Maker Grill

UPCOMING

FOOD | NYSE AMERICAN

Muscle Maker, Inc. IPO Expected 4th Q 2017

Muscle Maker Grill is a leading healthy fast-casual restaurant brand that acquires and operates company-owned restaurants as well as franchises its name and business system to qualified franchisees. The company provides healthier versions of mainstream-favorite dishes for everyone -- fitness enthusiasts, those starting their journey to a healthier lifestyle, and people trying to eat better while on-the-go. Muscle Maker Grill currently has 53 restaurants across 14 states with international and military expansion plans in place to add more than 35 new store locations throughout the U.S. and abroad by 2018.

Muscle Maker Grill generates revenue from its 12 company-operated locations as well as from initial franchise fees and ongoing royalties from its 41 franchises. While a typical QSR fast-casual brand has two to three revenue streams, Muscle Maker Grill executes on eight different revenue streams, which include dine-in, take-out, delivery, catering, meal plans, retail, grab and go kiosks, and food trucks. Muscle Maker Grill has created scalable restaurant-level systems, processes, and training procedures that enable the company to add new stores while maintaining a consistent, high-quality experience designed to exceed customer's' expectations.

RAISING

$19,950,000

VALUATION

$~51 Million Pre Money

SHARE PRICE

$4.75

Food

Upcoming Deal

NYSE AMERICAN

$ 450.00 Minimum

INVEST NOW

IPO Campaign Video

COMPANY HIGHLIGHTS

Investment Considerations

- Muscle Maker Grill ranked in the "Future 50" list of the fastest growing small chains in America and is number 18 in the nation for fastcasual.com's top 100 Movers and Shakers in 2016.

  Muscle Maker Grill has a highly experienced senior management team comprised of seven diverse individuals with 145 years of combined experience in franchising, development, real estate, operations, marketing, distribution, and finance.

- The company's system wide sales exceeded 24 million in 2016.

  Muscle Maker Grill has a loyal customer base; of its 10,500 daily orders, 85% are repeat customers.

  The company aims to grow the number of Muscle Maker Grill restaurants by 30% to 50% annually.

- Muscle Maker Grill is the official wrap of MetLife Stadium, an 82,000 seat venue home to the Jets and Giants.

  Muscle Maker Grill's current international expansion opportunities include Kuwait, Dubai, and India.

- As seen on

CONTACT FORM

Have Questions? Want to speak to a broker? Call 917 512 0820 or Fill out the Contact Form Below

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